FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PABAX	PABBX	AABCX	PABMX	PAARX	PABYX

Putnam Asset Allocation: Balanced Portfolio

Summary prospectus
1|30|11

A world of investing.℠

Putnam INVESTMENTS

Putnam Asset Allocation: Balanced Portfolio

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/11, as supplemented from time to time, are incorporated by reference into this summary prospectus.

Goal

The Balanced Portfolio seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred sales charge
	Maximum sales charge (load)	(load) (as a percentage of original
	imposed on purchases (as a	purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class A	5.75%	NONE*
Class B	NONE	5.00%**
Class C	NONE	1.00%
Class M	3.50%	NONE*
Class R	NONE	NONE
Class Y	NONE	NONE

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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)***

		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses

Class A	0.53%	0.25%	0.33%	0.01%	1.12%
Class B	0.53%	1.00%	0.33%	0.01%	1.87%
Class C	0.53%	1.00%	0.33%	0.01%	1.87%
Class M	0.53%	0.75%	0.33%	0.01%	1.62%
Class R	0.53%	0.50%	0.33%	0.01%	1.37%
Class Y	0.53%	N/A	0.33%	0.01%	0.87%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a management contract effective 1/1/2010.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$683	$911	$1,156	$1,860
Class B	$690	$888	$1,211	$1,995
Class B (no redemption)	$190	$588	$1,011	$1,995
Class C	$290	$588	$1,011	$2,190
Class C (no redemption)	$190	$588	$1,011	$2,190
Class M	$509	$843	$1,200	$2,205
Class R	$139	$434	$750	$1,646
Class Y	$89	$278	$482	$1,073

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 138%.

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Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range

Equity	60%	45-75%
Fixed Income	40%	25-55%

We invest mainly in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets between stocks and bonds may hurt performance. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and

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credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. International investments, particularly emerging-market investments, can be illiquid. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

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Average annual total returns after sales charges
(for periods ending 12/31/10)

Share class	1 year	5 years	10 years

Class A before taxes	7.79%	2.23%	2.63%
Class A after taxes on distributions	6.28%	1.15%	1.70%
Class A after taxes on distributions and
sale of fund shares	5.18%	1.33%	1.74%
Class B before taxes	8.55%	2.36%	2.48%
Class C before taxes	12.59%	2.68%	2.46%
Class M before taxes	9.85%	2.21%	2.35%
Class R before taxes	14.08%	3.17%	2.95%
Class Y before taxes	14.62%	3.71%	3.49%
Russell 3000 Index (no deduction for fees,
expenses or taxes)	16.93%	2.74%	2.16%
Putnam Balanced Blended Benchmark
(no deduction for fees, expenses or taxes, other
than withholding taxes on reinvested dividends in
the case of the MSCI Index)	12.77%	4.53%	4.32%

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Barclays Capital Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance does not reflect conversion to class A shares.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, portfolio manager of the fund since 2002

James Fetch, Portfolio Manager, portfolio manager of the fund since 2008

Robert Kea, Portfolio Manager, portfolio manager of the fund since 2002

Robert Schoen, Portfolio Manager, portfolio manager of the fund since 2002

Jason Vaillancourt, Portfolio Manager, portfolio manager of the fund since 2008

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Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless the shares are held through a tax-advantaged arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP059 265429 1/11 Putnam Retail Management